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EXHIBIT 4.2 - SPECIMEN STOCK CERTIFICATE
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FACE

COMMON STOCK    [NETZERO LOGO] NETZERO, INC.    COMMON STOCK


LU

INCORPORATED UNDER THE LAWS OF
THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 64122R 10 9

THIS CERTIFIES THAT                IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF NETZERO, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s/ Frederic A. Randall, Jr.               /s/ Mark R. Goldston
----------------------------               ----------------------------
Frederic A. Randall, Jr.                   Mark R. Goldston
SECRETARY                                  CHAIRMAN AND CHIEF EXECUTIVE
                                           OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR

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BY

AUTHORIZED SIGNATURE

BACK

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   --   as tenants in common
         TEN ENT   --   as tenants by the entireties
         JT TEN         --  as joint tenants with right of
                        survivorship and not as tenants
                        in common
         COM PROP  --   as community property
         UNIF GIFT MIN ACT  --   ......................... Custodian
                                 (Cust)
 ............................
(Minor)


                             under Uniform Gifts to Minors
                             Act
 ..........................................................
                                                   (State)


         UNIF TRF MIN ACT   --   ......................... Custodian (until age
 .....................)
                                 (Cust)
                               .........................under Uniform Transfers
                                          (Minor)
                               to Minors Act
 .............................................
                                                                     (State)

Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED,
hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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Dated

X
 ------------------------------------

X
 ------------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed


By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.